UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2025

OHA Senior Private Lending Fund (U) LLC
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01586	13-4077194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue, 16th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 326-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         On March 24, 2025, Gerard Waldt notified the Board of Managers (the “Board”) of OHA Senior Private Lending Fund (U), LLC (the “Company”) of his resignation as the Company’s Chief Financial Officer in order to pursue other professional opportunities. Mr. Waldt’s resignation will be effective as of the close of business on April 28, 2025.  Mr. Waldt’s resignation is not a result of any disagreement with the Company.

On March 27, 2025, the Board appointed Thomas Hansen as interim Chief Financial Officer of the Company effective as of the close of business on April 28, 2025.

Mr. Hansen is a Managing Director & Chief Financial Officer at Oak Hill Advisors, L.P. (“OHA”), a leading alternative investment firm with $88 billion of assets under management across performing and distressed credit investments in North America and Europe. He has primary responsibility for OHA’s management company and client accounting processes, including its control environment under Section 404 of the Sarbanes-Oxley Act, the tax, finance, valuation and business transformation functions, and the client onboarding process. Mr. Hansen serves on various OHA committees including the compliance and valuation committees, while also serving as Co-Chair of the Risk Committee and Co-Chair of the New Business Activity Committee. Prior to OHA, he was a senior manager in the audit practice at KPMG, LLP for 10 years, serving various alternative investment managers. Additionally, Mr. Hansen served as a global and national instructor for KPMG, LLP in the financial services practice. He earned an M.B.A and a B.B.A., magna cum laude, from Texas Wesleyan University and is a Certified Public Accountant.

Mr. Hansen has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Hansen has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHA Senior Private Lending Fund (U), LLC
Date: March 28, 2025	By:	/s/ Grove Stafford
		Name:	Grove Stafford
		Title:	Chief Compliance Officer and Secretary